UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 28, 2023

Columbia Banking System, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street

Tacoma, Washington 98402-4200

(Address of Principal Executive Offices) (Zip Code)

(253) 305-1900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock	COLB	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 11, 2021 (the “Merger Agreement”), as amended by Amendment No. 1 to the Merger Agreement, dated as of January 9, 2023, by and among Umpqua Holdings Corporation, an Oregon corporation (“Umpqua”), Columbia Banking System, Inc., a Washington corporation (“Columbia”), and Cascade Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Columbia (“Merger Sub”).

Effective on February 28, 2023 (the “Closing Date”), Columbia completed its previously announced all-stock combination with Umpqua (the “Closing”). Pursuant to the Merger Agreement, on the Closing Date, Merger Sub merged with and into Umpqua (the “Merger”) at the effective time of the Merger (the “Effective Time”), with Umpqua surviving the Merger (the “Surviving Entity”). Immediately following the Merger, Columbia caused the Surviving Entity to be merged with and into Columbia (the “Subsequent Merger” and, together with the Merger, the “Mergers”), with Columbia surviving the Subsequent Merger. Promptly following the Subsequent Merger, Columbia State Bank, a Washington state-chartered commercial bank and a wholly-owned subsidiary of Columbia, merged with and into Umpqua Bank, an Oregon state-chartered commercial bank and, by virtue of the Mergers, a wholly-owned subsidiary of Columbia (the “Bank Merger”), with Umpqua Bank surviving the Bank Merger.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of common stock, no par value, of Umpqua (“Umpqua Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Columbia, Umpqua or Merger Sub, was converted into the right to receive 0.5958 of a share (the “Exchange Ratio”) of common stock, no par value, of Columbia (“Columbia Common Stock”), with cash (without interest) paid in lieu of fractional shares.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding Umpqua equity award granted under Umpqua’s equity compensation plans was generally converted into a corresponding award with respect to Columbia Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio. Each such converted Columbia equity award continues to be subject to the same terms and conditions as applied to the corresponding Umpqua equity award immediately prior to the Effective Time, except that, (i) in the case of Umpqua performance share unit awards granted prior to fiscal year 2023 with a total shareholder return performance condition, the number of shares underlying the converted Columbia equity award was determined based on performance at the 100% (target) level for the 2020-2023 performance period and performance at the 115.75% level for the 2021-2023 performance period, with such awards continuing to vest after the Effective Time solely based on continued service, (ii) in the case of Umpqua performance share unit awards granted prior to fiscal year 2023 with a return on average tangible common equity performance condition, the number of shares underlying the converted Columbia equity award was determined based on performance at the 100.4% level for the 2020-2022 performance period and performance at the 100% (target) level for the 2021-2023 performance period, with such awards continuing to vest after the Effective Time solely based on continued service, and (iii) in the case of deferred share awards of Umpqua Common Stock held by non-employee members of Umpqua’s board of directors, such awards were converted into a fully vested deferred stock award of Columbia Common Stock adjusted based on the Exchange Ratio. In addition, at the Effective Time, each outstanding Columbia performance stock unit award granted prior to fiscal year 2023 under Columbia’s equity compensation plans was converted into a Columbia restricted stock unit award based on the number of shares of Columbia Common Stock underlying such award immediately prior to the Effective Time that would be earned assuming the achievement of the applicable performance goals based on the higher of target performance and actual performance through the latest practicable date prior to the Effective Time resulting in performance at the 100% level for the 2021-2024 performance period and performance at the 106% level for the 2022-2025 performance period, with such awards continuing to vest after the Effective Time solely based on continued service. In addition, each Umpqua performance share unit award that was granted in 2023 was converted into a corresponding award with respect to Columbia Common Stock, with the number of shares underlying such award determined as set forth in the applicable award agreement and adjusted based on the Exchange Ratio, and each such converted Columbia award will be subject to the same terms and conditions (including performance-based vesting terms) as were applicable to the corresponding Umpqua performance share unit award immediately prior to the Effective Time.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The total aggregate consideration delivered to holders of Umpqua Common Stock in the Merger was approximately 129,575,804 shares of Columbia Common Stock. The issuance of shares of Columbia Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-261281) filed by Columbia with the Securities and Exchange Commission (the “SEC”) on December 2, 2021 and declared effective on December 3, 2021 (the “S-4 Registration Statement”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the completion of the Merger and the Bank Merger, on February 28, 2023, Columbia assumed Umpqua’s obligations as required by the indentures and certain related agreements with respect to Umpqua’s outstanding trust preferred securities, consisting of: (i) floating rate junior subordinated debt securities due 2032 with an aggregate principal amount not in excess of $10,310,000 (the “CIB Notes”), (ii) floating rate junior subordinated deferrable interest debentures due 2031 with an aggregate principal amount not in excess of $10,310,000 (the “Humboldt II Notes”), (iii) fixed/floating rate junior subordinated deferrable interest debentures due 2033 with an aggregate principal amount not in excess of $27,836,000 (the “Humboldt III Notes”), (iv) floating rate junior subordinated deferrable interest debentures due 2031 with an aggregate principal amount not in excess of $15,464,000 (the “Klamath Notes”), (v) floating rate junior subordinated deferrable interest debentures due 2033 with an aggregate principal amount not in excess of $9,279,000 (the “Lynnwood I Notes”), (vi) floating rate junior subordinated deferrable interest debentures due 2035 with an aggregate principal amount not in excess of $10,310,000 (the “Lynnwood II Notes”), (vii) floating rate junior subordinated debt securities due 2033 with an aggregate principal amount not in excess of $14,433,000 (the “Sterling III Notes”), (viii) floating rate junior subordinated notes due 2033 with an aggregate principal amount not in excess of $10,310,000 (the “Sterling IV Notes”), (ix) floating rate junior subordinated deferrable interest debentures due 2033 with an aggregate principal amount not in excess of $20,619,000 (the “Sterling V Notes”), (x) floating rate junior subordinated debt securities due 2033 with an aggregate principal amount not in excess of $10,310,000 (the “Sterling VI Notes”), (xi) floating rate junior subordinated deferrable interest debentures due 2036 with an aggregate principal amount not in excess of $56,702,000 (the “Sterling VII Notes”), (xii) floating rate junior subordinated debt securities due 2036 with an aggregate principal amount not in excess of $51,547,000 (the “Sterling VIII Notes”), (xiii) floating rate junior subordinated debt securities due 2037 with an aggregate principal amount not in excess of $46,392,000 (the “Sterling IX Notes”), (xiv) floating rate junior subordinated debt securities due 2037 with an aggregate liquidation amount of $40,000,000 (the “Umpqua I Series A Notes”), (xv) floating rate junior subordinated debt securities due 2037 with an aggregate liquidation amount of $20,000,000 (the “Umpqua I Series B Notes”), (xvi) floating rate junior subordinated notes due 2032 with an aggregate principal amount not in excess of $20,619,000 (the “Umpqua II Notes”), (xvii) floating rate junior subordinated debt securities due 2032 with an aggregate principal amount not in excess of $30,928,000 (the “Umpqua III Notes”), (xviii) floating rate junior subordinated debt securities due 2034 with an aggregate principal amount not in excess of $10,310,000 (the “Umpqua IV Notes”), (xix) floating rate junior subordinated deferrable interest debentures due 2034 with an aggregate principal amount not in excess of $10,310,000 (the “Umpqua V Notes”), (xx) floating rate junior subordinated deferrable interest debentures due 2031 with an aggregate principal amount not in excess of $6,186,000 (the “Western Sierra I Notes”), (xxi) floating rate junior subordinated deferrable interest debentures due 2031 with an aggregate principal amount not in excess of $10,310,000 (the “Western Sierra II Notes”), (xxii) floating rate junior subordinated debt securities due 2033 with an aggregate principal amount not in excess of $10,310,000 (the “Western Sierra III Notes”), and (xxiii) floating rate junior subordinated debt securities due 2033 with an aggregate principal amount not in excess of $10,310,000 (the “Western Sierra IV Notes,” and together with the CIB Notes, Humboldt II Notes, Humboldt III Notes, Klamath Notes, Lynnwood I Notes, Lynnwood II Notes, Sterling III Notes, Sterling IV Notes, Sterling V Notes, Sterling VI Notes, Sterling VII Notes, Sterling VIII Notes, Sterling IX Notes, Umpqua I Series A Notes, Umpqua I Series B Notes, Umpqua II Notes, Umpqua III Notes, Umpqua IV Notes, Umpqua V Notes, Western Sierra I Notes, Western Sierra II Notes and the Western Sierra III Notes, the “Notes”), each previously issued or assumed by Umpqua.

The supplemental indentures pursuant to which Columbia assumed each series of Notes, as well as the original indentures pursuant to which each such series of Notes was issued, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. Columbia agrees to furnish a copy of such indentures to the Commission upon request.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

At the Effective Time, in accordance with the terms of the Merger Agreement, Columbia expanded the size of the Board to fourteen (14) directors. Seven (7) former directors of Columbia were appointed to continue service as directors of Columbia, in each case effective as of the Effective Time: Craig D. Eerkes, Clint E. Stein, Mark A. Finkelstein, Eric S. Forrest, Randal L. Lund, S. Mae Fujita Numata and Elizabeth W. Seaton, and seven (7) former directors of Umpqua were appointed to serve as directors of Columbia, in each case effective as of the Effective Time: Cort L. O’Haver, Peggy Y. Fowler, Luis F. Machuca, Maria M. Pope, John F. Schultz, Hilliard C. Terry, III and Anddria Varnado (such former directors of Umpqua, the “New Directors”). Other than the Merger Agreement, and in the case of Mr. O’Haver, the Amended and Restated Bylaws and the O’Haver Letter Agreement (as defined below), there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors. There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with the completion of the transactions contemplated by the Merger Agreement, Laura A. Schrag, Tracy Mack-Askew, Michelle M. Lantow and Janine Terrano resigned effective as of the Effective Time, and Ford Elsaesser retired from the Board effective as of the Effective Time.

Biographical Information. Biographical information related to the New Directors can be found in the annual report on Form 10-K filed by Umpqua with the SEC on February 24, 2023.

Board Committee Assignments after the Merger. The Audit Committee, Compensation Committee, Enterprise Risk Management Committee, and Nominating and Governance Committee of the Board are comprised of the following members, in each case effective as of the Effective Time:

Audit Committee	Compensation Committee	Enterprise Risk Management Committee	Nominating and Governance Committee
Randal L. Lund (Chair)	Luis F. Machuca (Chair)	Elizabeth W. Seaton (Chair)	Peggy Y. Fowler (Chair)
Eric S. Forrest	Mark A. Finkelstein	S. Mae Fujita Numata	Eric S. Forrest
S. Mae Fujita Numata	Peggy Y. Fowler	Mark A. Finkelstein	Mark A. Finkelstein
Maria M. Pope	Elizabeth W. Seaton	Randal L. Lund	Luis F. Machuca
John F. Schultz	Maria M. Pope	Luis F. Machuca	John F. Schultz
Elizabeth W. Seaton	John F. Schultz	Maria M. Pope	Hilliard C. Terry, III
Hilliard C. Terry, III	Anddria Varnado	Hilliard C. Terry, III	Anddria Varnado

Lead Independent Director. Pursuant to the Merger Agreement, Craig D. Eerkes was appointed as the Lead Independent Director of the Board effective as of the Effective Time.

Director Compensation. In connection with the Closing, the Board approved the following compensation for non-employee directors for the 12-month period following Columbia’s 2022 annual meeting of stockholders, as permitted by the formula set forth in Columbia’s 2018 Equity Incentive Plan and prorated for the partial year served from the date of the Closing until the expiration of such 12-month period.

Annual Cash Retainer	$54,400

Annual Lead Independent Director Retainer	$52,000

Committee Member Annual Retainers
Audit	$9,200
Compensation	$6,900
All other committees and Financial Pacific Leasing and Columbia Trust Company board service	$4,600

Committee Chair Annual Retainers
Audit	$17,300
Compensation	$13,900
All other committees and Financial Pacific Leasing and Columbia Trust Company board service	$10,400

Annual Equity Retainer	$81,000

The Annual Equity Retainer comprises a restricted stock award under Columbia’s 2018 Equity Incentive Plan, with an annual grant date value of $81,000, which amount is prorated for the number of days between the March 1, 2023 and May 25, 2023. Such restricted stock award will vest in full on the earlier of the date of Columbia’s 2023 annual meeting of stockholders and May 25, 2023.

Appointment of Executive Chair of the Board of Directors

Effective as of the Effective Time, in accordance with the terms of the Merger Agreement, Cort L. O’Haver, the former President and Chief Executive Officer of Umpqua, was appointed Executive Chair of the board of directors of Columbia (the “Board”) and of Umpqua Bank. Mr. O’Haver, age 60, served from 2017 through the Closing Date as President and Chief Executive Officer of Umpqua after having served as Umpqua’s Executive Vice President of Commercial Banking from 2010 to 2013, Senior Vice President of Commercial Banking from 2013 to 2014 and President of Commercial Banking from 2014 to 2016.

As previously described in the S-4 Registration Statement, Columbia entered into a letter agreement with Mr. O’Haver, dated October 11, 2021, setting forth the terms of his employment with, and service to, Columbia following the consummation of the Merger (the “O’Haver Letter Agreement”). For a description the O’Haver Letter Agreement, please see the subsection in the S-4 Registration Statement entitled “—Columbia Letter Agreement with Cort O’Haver” in the section entitled “Interests of Certain Umpqua Directors and Executive Officers in the Mergers.” Such description is incorporated into this Item 5.02 by reference.

Other than the Merger Agreement, the Amended and Restated Bylaws and the O’Haver Letter Agreement, there are no arrangements or understandings between Mr. O’Haver and any person pursuant to which he was selected as the Executive Chair of Columbia and of Umpqua Bank.

There are no family relationships between Mr. O’Haver and any of Columbia’s directors, executive officers or persons nominated or chosen by Columbia to become a director or executive officer, and Mr. O’Haver is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

The foregoing description of the O’Haver Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the O’Haver Letter Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Appointment of Chief Financial Officer

Effective as of March 1, 2023, Ronald L. Farnsworth was appointed as Chief Financial Officer of Columbia and Executive Vice President and Chief Financial Officer of Umpqua Bank.

Mr. Farnsworth, age 52, served from 2008 through the Closing Date as Executive Vice President and Chief Financial Officer of Umpqua and Umpqua Bank and from May 2007 through the Closing Date as and Principal Financial Officer of Umpqua.

In connection with his appointment as Chief Financial Officer, Columbia entered into a letter agreement with Mr. Farnsworth, dated March 1, 2023 (the “Farnsworth Letter Agreement”), which provides for a cash retention award of $1,800,000 (the “Farnsworth Integration Award”), with 34% of such award vesting on the Core Operating and Business Banking Treasury Management systems conversion date of the banking operation of Umpqua and Columbia (the “Systems Conversion Date”) and 33% vesting on each of the first and second anniversaries of the Systems Conversion Date, subject to continued employment through each such date. Upon a termination of Mr. Farnsworth’s employment, any unvested portion of the Farnsworth Integration Award will be forfeited, except that, upon a termination of Mr. Farnsworth by Columbia other than for Cause, by Mr. Farnsworth for Good Reason or due to death or Disability (as each such term is defined in the Farnsworth Letter Agreement, and each, where such term is defined as in the applicable letter agreement, a “Qualifying Termination”), any unvested portion of the Farnsworth Integration Award will vest in full, subject to Mr. Farnsworth’s (or, as applicable, Mr. Farnsworth’s estate’s) execution and the effectiveness of a release of claims.

Following expiration of Mr. Farnsworth’s existing employment agreement no later than the second anniversary of the Closing (or on such earlier date on which Columbia implements new employment or severance agreements, plans or arrangements for similarly situated executives), Mr. Farnsworth will be eligible to enter into a new employment or severance agreement that includes change in control severance benefits no less favorable than those under Mr. Farnsworth’s existing employment agreement, on the same basis as similarly situated executives.

If Mr. Farnsworth’s employment is terminated by Columbia without Cause within two years following the Closing, subject to execution and effectiveness of a release of claims, any outstanding equity awards granted at or after the Closing will vest in full with respect to any service vesting requirement, and any awards subject to a performance-vesting condition will remain outstanding and eligible to be earned in full based on the level of performance achieved, as if Mr. Farnsworth had remained employed for the duration of the performance period.

Other than the Farnsworth Letter Agreement, there are no arrangements or understandings between Mr. Farnsworth and any person pursuant to which he was selected as Columbia’s Chief Financial Officer or Umpqua Bank’s Executive Vice President and Chief Financial Officer.

There are no family relationships between Mr. Farnsworth and any of Columbia’s directors, executive officers or persons nominated or chosen by Columbia to become a director or executive officer, and Mr. Farnsworth is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

The foregoing description of the Farnsworth Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Farnsworth Letter Agreement, which is attached hereto as Exhibit 10.2, and incorporated herein by reference.

Appointment of Principal Accounting Officer

Effective as of March 1, 2023, Lisa White was appointed as Corporate Controller, Principal Accounting Officer of Columbia.

Ms. White, age 40, served from January 2020 through the Closing as Senior Vice President/Corporate Controller of Umpqua and Umpqua Bank, and Principal Accounting Officer of Umpqua. She had previously served as Umpqua Bank’s Senior Vice President/Bank Controller from April 2015 to January 2020.

In connection with her appointment as Corporate Controller, Principal Accounting Officer, Columbia entered into a letter agreement with Ms. White, dated March 1 (the “White Letter Agreement”), which provides for a cash retention award of $75,000 (the “White Integration Award”), with 34% of such award vesting on the Systems Conversion Date and 33% vesting on each of the first and second anniversaries of the Systems Conversion Date, subject to continued employment through each such date. Upon a termination of Ms. White’s employment, any unvested portion of the White Integration Award will be forfeited, except that upon a Qualifying Termination, any unvested portion of the White Integration Award will vest in full, subject to Ms. White (or, as applicable, Ms. White’s estate’s) execution and the effectiveness of a release of claims.

Following expiration of Ms. White’s existing employment agreement two years following the Closing, Ms. White may be eligible to enter into a new employment or severance agreement that provides change of control severance benefits no less favorable than those under Ms. White’s existing employment agreement, on the same basis as similarly situated executives.

Other than the White Letter Agreement, there are no arrangements or understandings between Ms. White and any person pursuant to which she was selected as Corporate Controller, Principal Accounting Officer of Columbia.

There are no family relationships between Ms. White and any of Columbia’s directors, executive officers or persons nominated or chosen by Columbia to become a director or executive officer, and Ms. White is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

The foregoing description of the White Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the White Letter Agreement, which is attached hereto as Exhibit 10.3, and incorporated herein by reference.

Transition of Brock M. Lakely

In connection with the Closing, Brock M. Lakely ceased serving as Senior Vice President and Chief Accounting Officer of Columbia and going forward will serve as Senior Vice President and Accounting and Reporting Integration Officer of Umpqua Bank.

Termination of Andrew L. McDonald

Effective as of the Closing, Andrew L. McDonald, the Company’s Executive Vice President and Chief Credit Officer, terminated employment with the Company. Mr. McDonald received the benefits pursuant to his existing change of control agreement with the Company, as described in the Company’s definitive proxy statement, filed with the SEC on March 18, 2022.

Additional Executive Letter Agreements

Deer Letter Agreement. In connection with the Closing, Aaron Deer ceased serving as Executive Vice President and Chief Financial Officer of Columbia and going forward will serve as Chief Strategy and Innovation Officer of Columbia. Columbia entered into a letter agreement with Aaron Deer, dated March 1, 2023 (the “Deer Letter Agreement”), which provides that in lieu of any entitlements under Mr. Deer’s existing change in control agreement with Columbia, which, from and after his entry into the Deer Letter Agreement, terminated and became of no force or effect, other than provisions expressly made to survive in the Deer Letter Agreement, $840,000 will be deposited into a deferred compensation account in Mr. Deer’s name. Of that amount, 50% of such amount will vest on the first anniversary of the Closing and 50% will vest on the second anniversary of the Closing, subject to continued employment through the applicable date.

Upon a termination of Mr. Deer’s employment, any unvested portion of this amount will be forfeited, except that upon a Qualifying Termination, any unvested portion will vest in full. Any vested amounts will be payable in installments following a separation of service. If, prior to the payment of the final installment, Mr. Deer violates any restrictive covenant by which he is bound pursuant to the Deer Letter Agreement, Columbia may, among other remedies, forfeit any amount not yet paid and claw back previously paid installments.

No later than the second anniversary of the Closing (or on such earlier date on which Columbia implements new employment or severance agreements, plans or arrangements for similarly situated executives), Mr. Deer will be eligible to enter into a new employment or severance agreement that provides change in control severance benefits no less favorable than those under Mr. Deer’s prior change in control agreement with Columbia, on the same basis as similarly situated executives.

If Mr. Deer’s employment is terminated by Columbia without Cause within two years following the Closing, subject to execution and effectiveness of a release of claims, any outstanding equity awards granted at or after the Closing will vest in full with respect to any service vesting requirement, and any awards subject to a performance-vesting condition will remain outstanding and eligible to be earned in full based on the level of performance achieved, as if Mr. Deer had remained employed for the duration of the performance period.

The foregoing description of the Deer Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Deer Letter Agreement, which is attached hereto as Exhibit 10.4, and incorporated herein by reference.

Eid Letter Agreement. In connection with the Closing, Eric Eid ceased serving as Executive Vice President, Chief Digital and Technology Officer of Columbia and going forward will serve as Chief Integration Officer of Columbia. Columbia entered into a letter agreement with Mr. Eid, dated March 1, 2023 (the “Eid Letter Agreement”), which provides for a cash retention award of $300,000 (the “Eid Integration Award”), with 34% of such award vesting on the Systems Conversion Date and 66% vesting on the first anniversary of the Systems Conversion Date, subject to continued employment through such date. Upon a termination of Mr. Eid’s employment, any unvested portion of the Eid Integration Award will be forfeited, except that upon a Qualifying Termination, any unvested portion of the Eid Integration Award will vest in full, subject to Mr. Eid’s (or, as applicable, Mr. Eid’s estate’s) execution and the effectiveness of a release of claims.

In lieu of any entitlements under Mr. Eid’s existing change in control agreement with Columbia, which, from and after his entry into the Eid Letter Agreement, terminated and became of no force or effect, other than provisions expressly made to survive in the Eid Letter Agreement, $710,000 will be deposited into a deferred compensation account in Mr. Eid’s name. Of that amount, 50% of such amount will vest on the first anniversary of the Closing and 50% will vest on March 1, 2024, subject to continued employment through the applicable date.

Upon a termination of Mr. Eid’s employment, any unvested portion of this amount will be forfeited, except that upon a Qualifying Termination, any unvested portion will vest in full, subject to Mr. Eid’s (or, as applicable, Mr. Eid’s estate’s) execution and the effectiveness of a release of claims. Any such vested amounts will be payable in installments following a separation of service. If, prior to the payment of the final installment, Mr. Eid violates any restrictive covenant by which he is bound pursuant to the Eid Letter Agreement, Columbia may, among other remedies, forfeit any amount not yet paid and claw back previously paid installments.

If Mr. Eid’s employment is terminated by Columbia without Cause within two years following the Closing, subject to execution and effectiveness of a release of claims, any outstanding equity awards granted at or after the Closing will vest in full with respect to any service vesting requirement, and any awards subject to a performance-vesting condition will remain outstanding and eligible to be earned in full based on the level of performance achieved, as if Mr. Eid had remained employed for the duration of the performance period.

The foregoing description of the Eid Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Eid Letter Agreement, which is attached hereto as Exhibit 10.5, and incorporated herein by reference.

Merrywell Letter Agreement. In connection with the Closing, Christopher Merrywell ceased serving as Executive Vice President and Chief Operating Officer of Columbia and going forward will serve as Senior Executive Vice President of Columbia. Columbia entered into a letter agreement with Mr. Merrywell, dated March 1, 2023 (the “Merrywell Letter Agreement”), which provides for a cash retention award of $1,000,000 (the “Merrywell Integration Award”), with 34% of such award vesting on the Systems Conversion Date and 33% vesting on each of the first and second anniversaries of the Systems Conversion Date, subject to continued employment through each such date. Upon a termination of Mr. Merrywell’s employment, any unvested portion of the Merrywell Integration Award will be forfeited, except that upon a Qualifying Termination, any unvested portion of the Merrywell Integration Award will vest in full, subject to Mr. Merrywell’s (or, as applicable, Mr. Merrywell’s estate’s) execution and the effectiveness of a release of claims.

In lieu of any entitlements under Mr. Merrywell’s existing change in control agreement with Columbia, which, from and after his entry into the Merrywell Letter Agreement, terminated and became of no force or effect, other than provisions expressly made to survive in the Merrywell Letter Agreement, $1,030,000 will be deposited into a deferred compensation account in Mr. Merrywell’s name. Of that amount, 50% of such amount will vest on the first anniversary of the Closing and 50% will vest on the second anniversary of the Closing, subject to continued employment through the applicable date.

Upon a termination of Mr. Merrywell’s employment, any unvested portion of this amount will be forfeited, except that upon a Qualifying Termination, any unvested portion will vest in full. Any vested amounts will be payable in installments following a separation of service. If, prior to the payment of the final installment, Mr. Merrywell violates any restrictive covenant by which he is bound pursuant to the Merrywell Letter Agreement, Columbia may, among other remedies, forfeit any amount not yet paid and claw back previously paid installments.

No later than the second anniversary of the Closing (or on such earlier date on which Columbia implements new employment or severance agreements, plans or arrangements for similarly situated executives), Mr. Merrywell will be eligible to enter into a new employment or severance agreement that includes change in control severance benefits no less favorable than those under Mr. Merrywell’s prior change in control agreement with Columbia, on the same basis as similarly situated executives.

If Mr. Merrywell’s employment is terminated by Columbia without Cause within two years following the Closing, subject to execution and effectiveness of a release of claims, any outstanding equity awards granted at or after the Closing will vest in full with respect to any service vesting requirement, and any awards subject to a performance-vesting condition will remain outstanding and eligible to be earned in full based on the level of performance achieved, as if Mr. Merrywell had remained employed for the duration of the performance period.

The foregoing description of the Merrywell Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merrywell Letter Agreement, which is attached hereto as Exhibit 10.6, and incorporated herein by reference.

2023 Deferred Compensation Plan

Effective March 1, 2023, the Company established the Columbia Banking System, Inc. 2023 Deferred Compensation Plan (the “DCP”). The DCP has been established to govern the deferred compensation elements contemplated by the O’Haver Letter Agreement, White Letter Agreement, Deer Letter Agreement, Eid Letter Agreement and Merrywell Letter Agreement (as such elements are described above), and provides consistent vesting and distribution terms and conditions as are provided in such letter agreements.

The foregoing description of the DCP does not purport to be complete and is qualified in its entirety by reference to the full text of the DCP, which is attached hereto as Exhibit 10.7, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Mergers, Columbia filed articles of amendment with the Washington Secretary of State for the purpose of amending its Amended and Restated Articles of Incorporation, as amended, to increase the total number of authorized shares of Columbia Common Stock from 115,000,000 to 520,000,000 (the “Articles of Amendment”). The Articles of Amendment became effective on February 28, 2023, immediately prior to the Effective Time.

Effective immediately prior to the Effective Time, the bylaws of Columbia were amended and restated to reflect certain governance matters (the “Amended and Restated Bylaws”). The changes to the bylaws of Columbia reflected in the Amended and Restated Bylaws, as required by the Merger Agreement, have been previously described in the section of the joint proxy statement/prospectus contained in the Registration Statement entitled “The Mergers—Governance of the Combined Company after the Mergers,” which description is incorporated herein by reference.

The foregoing summaries and referenced descriptions of the Articles of Amendment and Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of Columbia’s Amended and Restated Articles of Incorporation, Articles of Amendment and Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

On March 1, 2023, Columbia and Umpqua jointly issued a press release announcing the completion of their all-stock combination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The financial statements of Umpqua required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 11, 2021, by and among Umpqua Holdings Corporation, Columbia Banking System, Inc. and Cascade Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of Columbia Banking System, Inc.’s Form 8-K filed with the SEC on October 15, 2021 (File No. 000-20288)).

2.2	Amendment No. 1, dated as of January 9, 2023, to the Agreement and Plan of Merger, dated as of October 11, 2021, by and among Umpqua Holdings Corporation, Columbia Banking System, Inc. and Cascade Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of Columbia Banking System, Inc.’s Form 8-K filed with the SEC on January 10, 2023 (File No. 000-20288)).

3.1	Amended and Restated Articles of Incorporation of Columbia Banking System, Inc. (incorporated by reference to Exhibit 3.1 to Columbia Banking System, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, filed with the SEC on May 7, 2013 (File No. 000-20288)).

3.2	Articles of Amendment of the Amended and Restated Articles of Incorporation of Columbia Banking System, Inc., effective as of April 22, 2015 (incorporated by reference to Exhibit 4.4 to Columbia Banking System, Inc.’s Registration Statement on Form S-3 filed with the SEC on August 6, 2015 (File No. 333-206125)).

3.3	Articles of Amendment of the Amended and Restated Articles of Incorporation of Columbia Banking System, Inc., effective as of February 28, 2023.

3.4	Amended and Restated Bylaws of Columbia Banking System, Inc.

10.1	Letter Agreement, dated as of October 11, 2021, by and between Columbia Banking System, Inc. and Cort O’Haver.

10.2	Letter Agreement, dated as of March 1, 2023, by and between Columbia Banking System, Inc. and Ronald Farnsworth.

10.3	Letter Agreement, dated as of March 1, 2023, by and between Columbia Banking System, Inc. and Lisa White.

10.4	Letter Agreement, dated as of March 1, 2023, by and between Columbia Banking System, Inc. and Aaron Deer.

10.5	Letter Agreement, dated as of March 1, 2023, by and between Columbia Banking System, Inc. and Eric Eid.

10.6	Letter Agreement, dated as of March 1, 2023, by and between Columbia Banking System, Inc. and Christopher Merrywell.

10.7	Columbia Banking System, Inc. 2023 Deferred Compensation Plan.

99.1	Joint Press Release of Umpqua Holdings Corporation and Columbia Banking System, Inc., dated March 1, 2023.

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date: March 1, 2023	By:	/s/ Kumi Yamamoto Baruffi
Kumi Yamamoto Baruffi
General Counsel